UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): DECEMBER 1, 2003

                    ATLANTIC SYNERGY, INC.
               ------------------------------
     (Exact name of Registrant as specified inc charter)

      NEVADA             000-49124           91-2079553
   ------------         -----------         ------------
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)        Identification No.)
 incorporation or
   organization)

  Registrant's telephone number, including area code: (772) 429-1401

                             N/A
                        -------------
 (Former Name or Former Address, if Changed Since Last Report)


Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 1, 2003, Atlantic Synergy was announced a 12-month, $500,000 technology services contract with Intercoastal Financial Group of Ft. Pierce, FL. The press release announcing this award has been filed as part of this 8-K filing.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    ATLANTIC SYNERGY, INC

                By:    /s/ Terence Channon
                      -----------------------
                Name:   Terence Channon
                Title:  Chief Executive Officer
                Date:   December 1, 2003